Discontinued Operations and Assets Held for Sale	12 Months Ended
Dec. 31, 2025
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations and Assets Held for Sale	Discontinued Operations and Assets Held for Sale
IGT Gaming Discontinued Operations and Assets Held for Sale

On July 1, 2025, the Company completed the previously announced sale of IGT Gaming to the Buyer owned by funds managed by affiliates of the Apollo Funds, pursuant to the Transaction Agreements entered into on July 26, 2024. IGT Gaming and Everi were simultaneously acquired in the Transaction, resulting in a privately owned combined company and no further equity ownership of IGT Gaming for the Parent’s shareholders, except for De Agostini’s investment referenced under “Item 4. Information on the Company.”

Total consideration, net of $134 million of cash and restricted cash transferred, was $4.1 billion and resulted in a pre-tax gain on sale of $112 million ($77 million net of $35 million of income taxes related to the internal separations). The consideration is inclusive of a $47 million receivable from the Buyer, which will be collected through 2026.

The criteria for reporting the IGT Gaming disposal group as held for sale were met upon entering into the Transaction Agreements in 2024. The Transaction represented a strategic shift that had a major effect on the Company’s operations and financial results and accordingly, IGT Gaming is presented in the accompanying Consolidated Financial Statements as a discontinued operation for all periods presented.

The following represents the major classes of the IGT Gaming assets and liabilities held for sale:

December 31,
($ in millions)	2024
Assets:
Cash and cash equivalents	63
Trade and other receivables, net	321
Inventories, net	153
Other current assets	254
Systems, equipment and other assets related to contracts, net and Property, plant and equipment, net	408
Goodwill	1,814
Intangible assets, net	1,432
Other non-current assets	321
Assets held for sale	4,765
Liabilities:
Accounts payable	139
Other current liabilities	408
Deferred income taxes	153
Other non-current liabilities	442
Liabilities held for sale	1,142
Shown below is the summarized statement of operations and selected cash flows for the IGT Gaming discontinued operations:

	For the year ended December 31,
($ in millions)	2025	2024	2023
Total revenue	796	1,810	1,781
Total cost of revenue	290	788	884
General and administrative	179	377	419
Interest expense, net (1)	38	77	78
Other expense, net	150	257	259
Income from discontinued operations before provision for income taxes	139	311	141
Provision for income taxes	64	73	98
Gain on sale of discontinued operations before provision for income taxes	112	—	—
Provision for income taxes on sale of discontinued operations (2)	35	—	—
Income from discontinued operations, net of tax	152	238	43
Less: Net income attributable to non-controlling interests from discontinued operations	4	6	2
Income from discontinued operations attributable to Brightstar Lottery PLC	148	231	41
(1) Includes interest expense allocated to discontinued operations for contractual and planned repayments related to $2 billion of debt that was required to be repaid as a result of the Transaction, within six months of the closing date, in accordance with our Revolving Credit Facilities’ and Term Loan Facilities’ agreements.
(2) Relates to the tax effects of the internal separations of certain assets to IGT Gaming.

Continuing Involvement

The Company has continuing involvement with the IGT Gaming business via a transition services agreement (“TSA”). As part of the TSA, the Company provides various services such as information technology (i.e. data center hosting), human resources (i.e. payroll and benefits), and other back-office services for which the Company receives compensation. These services generally expire within two years of the Transaction closing.

In addition, the Company and IGT Gaming license or sublicense certain software, brands, and intellectual property to one another, which are subject to expiration based on the underlying contractual or statutory terms.

With respect to the Company’s 60.0% ownership in Rhode Island VLT Company LLC (“RI VLT”), we retained our ownership interest, but entered into a management contract with IGT Gaming transferring the economic benefits to IGT Gaming.

The Parent guarantees a lease between IGT Gaming (lessee) and a third-party lessor, which expires on September 30, 2032. As of December 31, 2025, the maximum exposure under the guarantee for base rent under the lease is $101 million. In addition, a bank has issued a letter of credit on behalf of IGT Gaming for the benefit of the Parent, which provides partial credit support for this exposure. On an annual basis, IGT Gaming is obligated to cause the term of the letter of credit to be extended and the stated amount to be increased by three percent. As of December 31, 2025, the Parent’s estimated liability is $10 million, which is included within Other current liabilities and Other non-current liabilities in the Consolidated Balance Sheets.

	For the year ended December 31,
Selected Cash Flows from Discontinued Operations ($ millions)	2025	2024	2023
Depreciation and amortization	—	178	307

Cash paid during the period for:
Interest	49	82	85
Income taxes (1)	108	98	56

Capital expenditures	93	222	252
Payment on license obligations	137	29	22
(1) Includes amounts paid by the disposal group for U.S. and foreign taxes, as well as taxes paid in connection with the separation activities.